                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                    ESB FINANCIAL CORPORATION
---------------------------------------------------------------------------
       (Exact name of registrant specified in its charter)




     Pennsylvania                      0-19345               25-1659846
----------------------------   -----------------------  -------------------
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                          Identification Number)




     600 Lawrence Avenue
   Ellwood City, Pennsylvania                                     16117
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)











                        (724) 758-5584
---------------------------------------------------------------------------
        (Registrant's telephone number, including area code)

ESB Financial Corporation
Form 8-K
Page 2

Item 5.   Other Events

     The information to be reported herein is incorporated by reference from the press release, dated June 17, 1998, filed as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    99    Press release dated June 17, 1998.

ESB Financial Corporation
Form 8-K
Page 3

                            SIGNATURES
                            ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ESB Financial Corporation
                                             (Registrant)



Date: June 17, 1998                     By:/s/ Charlotte A. Zuschlag
      -------------                        -------------------------
                                        Charlotte A. Zuschlag
                                        President & Chief Executive Officer
                                        (Principal Executive Officer)